                                        CERTIFICATION PURSUANT TO
                                          18 U.S.C. SECTION 1350,
                                           AS ADOPTED PURSUANT TO
                              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Dillard's, Inc (the "Company") on Form 10-K
for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Dillard, II, Chairman of the Board and Chief
Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2003

                                                           /s/ William Dillard, II
                                                            William Dillard, II
                                                              Chairman of the Board and
                                                              Chief Executive Officer